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                                                                    EXHIBIT 99.4


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Cray Inc, Amendment No. 1 to Form 8-K of our report dated August 15, 2003 with respect to the financial statements of OctigaBay Systems Corporation for the year ended June 30, 2003.



Vancouver, Canada
May 3, 2004                                      Chartered Accountants